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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K

                         CURRENT REPORT


 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


Date of Report:                        December 15, 1997
                             (Date of earliest event reported)



                       GLOBAL SPORTS, INC.

      (Exact name of registrant as specified in its charter)

Delaware                          0-16611                   04-2958132

(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation or organization) File Number)   Identification Number)


555 S. Henderson Road, Suite B, King of Prussia, PA               19406
(Address of principal executive offices)                      (Zip Code)

                         (610) 337-2200
     (Registrant's telephone number, including area code)

                           RYKA INC.
 (Former name or former address, if changed since last report)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

             On December 15, 1997, Global Sports, Inc., formerly known as
RYKA Inc. (the "Company"), consummated a Second Amended and Restated Agreement and Plan of Reorganization, as amended (the "Reorganization Agreement") among the Company, KPR Sports International, Inc., a Pennsylvania corporation ("KPR"), Apex Sports International, Inc., a Pennsylvania corporation ("APEX"), MR Management, Inc., a Pennsylvania corporation ("Management"), and Michael G. Rubin, the Chairman and Chief Executive Officer of the Company, which provided for, among other things, the reorganization of the Company and the KPR
Companies (as defined below) as follows: (i) the transfer by the Company to RYKA Sub, Inc. ("RYKA Sub") of all of the assets and liabilities of the Company in exchange for all of the issued and outstanding capital stock of RYKA Sub
(the "Asset Transfer"), (ii) the merger of KPR Acquisitions, Inc., a Pennsylvania corporation that is wholly-owned by the Company, with and into KPR, with KPR surviving the merger as a wholly-owned subsidiary of the Company (the "Merger"), (iii) the acquisition by the Company of all of the issued and outstanding shares of capital stock of Apex and Management (KPR, Apex and Management are collectively referred to as the "KPR Companies") (the "Stock Acquisition"), and (iv) the issuance to Michael G. Rubin, the sole stockholder of the KPR Companies, of an aggregate of 8,169,086 new shares (the "Reorganization Shares") of Common Stock (after giving effect to the 1-for-20 reverse stock split described in Item 5 below) in exchange for his shares of common stock of the KPR Companies and the KPR Companies' holdings of Common Stock of the Company.

             Of the 8,169,086 shares received by Mr. Rubin, 7,100,000 shares were exchanged for Mr. Rubin's ownership interests in the KPR Companies (exclusive of the MR Acquisitions' holdings of RYKA Common Stock) and 1,069,086 shares were exchanged for 1,069,086 shares of RYKA Common Stock held by MR Acquisitions (which became treasury shares as a result of the Reorganization). Prior to the consummation of the Reorganization, Michael G. Rubin, the Chairman and Chief Executive Officer of the Company, was the sole shareholder, director and officer of each of the KPR Companies. The consideration paid to Mr. Rubin
(i) was determined in negotiations between management of the Company and management of the KPR Companies, (ii) was approved by a special committee of the Board of Directors of the Company ("Special Committee"), (iii) was determined to be fair, from a financial point of view, to the Company's shareholders (excluding Mr. Rubin and MR Acquisitions) by an investment banking firm hired as a financial advisor to the Special Committee and (iv) was approved by the Company's shareholders at the Company's 1997 Annual Meeting of Shareholders held on December 4, 1997.

             The KPR Companies design, develop and market performance athletic and outdoor footwear under the brand names YUKON and APEX which is distributed by athletic footwear specialty retailers, department stores and sporting goods stores, as well as family shoe stores and independent retailers. In addition, the KPR Companies distribute off price athletic footwear, apparel and sporting goods in the United States and Europe. KPR was founded in 1990 by Michael G. Rubin.

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ITEM 5.      OTHER EVENTS

             On December 15, 1997, in connection with the Reorganization, the Company filed an Amended and Restated Certificate of Incorporation which, among other things: (i) effected a reverse stock split in which one new share of Common Stock were exchanged for every twenty (20) shares of Common Stock currently issued and outstanding or held in treasury (the "Reverse Stock Split"), thereby reducing the number of issued and outstanding shares of Common Stock of the Company from 66,367,056 to 3,318,352, (ii) reduced the authorized number of shares of capital stock of the Company to 20,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share, and (iii) changed the name of the Company from RYKA Inc. to Global Sports, Inc.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

(i) Historical financial statements of KPR Sports International, Inc. and Affiliates as of December 31, 1995 and 1996 and for the three years ended December 31, 1996. (*)

(ii) Historical financial statements of KPR Sports International, Inc. and Affiliates as of September 30, 1996 and 1997 and for the nine months ended September 30, 1996 and 1997. (Unaudited) (**)

(b)   PRO FORMA FINANCIAL INFORMATION

(i) Pro forma combined financial statements of RYKA Inc. and KPR Sports International, Inc. and Affiliates as of September 30, 1997 and for the nine months then ended. (Unaudited) (**)


(c)   EXHIBITS

The following exhibits are filed herewith:

   No.                           Title
    2 Second Amended and Restated Agreement and Plan of Reorganization, as amended, among RYKA Inc., a Delaware corporation, KPR Sports International, Inc., a Pennsylvania corporation, Apex Sports International, Inc., a Pennsylvania corporation, MR Management, Inc., a Pennsylvania corporation, and Michael G. Rubin. (*)

   3 (i) Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on December 15, 1997. (*)


_______________

(*) Incorporated herein by reference to the Company's Definitive Proxy Materials filed November 12, 1997 (Commission File No. 0-16611).

(**) It is impracticable to provide the financial statements referenced in Item 7(a)(ii) and 7(b) at the time of filing of this Current Report on Form 8-K. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than February 13, 1998.

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                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           GLOBAL SPORTS, INC.
                                              (Registrant)


Date:       December 30, 1997        By:  /s/ Michael G. Rubin
                                              Michael G. Rubin
                                              Chief Executive Officer




Date:       December 30, 1997        By:  /s/ Steven A. Wolf
                                              Steven A. Wolf
                                              Vice President of Finance &
                                              Chief Financial Officer













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                         EXHIBIT INDEX




No.                     Title

2 Second Amended and Restated Agreement and Plan of Reorganization, as amended, among RYKA Inc., a Delaware corporation, KPR Sports International, Inc., a Pennsylvania corporation, Apex Sports International, Inc., a Pennsylvania corporation, MR Management, Inc., a Pennsylvania corporation, and Michael G. Rubin is incorporated herein by reference to RYKA Inc.'s Definitive Proxy
      Materials filed November 12, 1997.

3 (i) Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on December 15, 1997 is incorporated herein by reference to RYKA Inc.'s Definitive Proxy Materials filed November 12, 1997.







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